Exhibit 4.7
EXECUTION VERSION
American Casino & Entertainment Properties LLC
ACEP Finance Corp.
11% Senior Secured Notes due 2014
fully and unconditionally guaranteed as to the
payment of principal, premium,
if any, interest and special interest, if any, by the Guarantors listed on the signature pages hereto

Exchange and Registration Rights Agreement
August 14, 2009
Goldman, Sachs & Co.
85 Broad Street
New York, New York 10004
Ladies and Gentlemen:
          American Casino & Entertainment Properties LLC, a Delaware limited liability company (“ACEP” or the “Company”) and ACEP Finance Corp., a Delaware corporation (together with ACEP, the “Issuers”), propose to issue and sell to the Purchaser (as defined herein) upon the terms set forth in the Purchase Agreement (as defined herein) $375,000,000 in aggregate principal amount of the Issuers’ 11% Senior Secured Notes due 2014, which are fully and unconditionally guaranteed by the Guarantors (as defined herein). As an inducement to the Purchaser to enter into the Purchase Agreement and in satisfaction of a condition to the obligations of the Purchaser thereunder, the Issuers and the Guarantors agree with the Purchaser for the benefit of holders (as defined herein) from time to time of the Entitled Securities (as defined herein) as follows:
          1. Certain Definitions. For purposes of this Exchange and Registration Rights Agreement (this “Agreement”), the following terms shall have the following respective meanings:
     “Base Interest” shall mean the interest that would otherwise accrue on the Securities under the terms thereof and the Indenture, without giving effect to the provisions of this Agreement.
     “BNYM” shall mean The Bank of New York Mellon.
     “Board of Directors” means (i), with respect to ACEP, the board of directors of ACEP or any committee thereof duly authorized to act on behalf of such board or the managing member or members or any controlling committee of managing members thereof and (ii), with respect to ACEP Finance Corp., the board of directors of ACEP Finance Corp. or any committee thereof duly authorized to act on behalf of such board.
     “Broker-Dealer” shall mean any broker or dealer registered with the Commission under the Exchange Act.
     “Business Day” shall have the meaning set forth in Rule 13e-4(a)(3) promulgated by the Commission under the Exchange Act, as the same may be amended or succeeded from time to time.
     “Closing Date” shall mean the date on which the Securities are initially issued.
     “Collateral Trustee” shall have the meaning assigned thereto in the Indenture.
     “Commission” shall mean the United States Securities and Exchange Commission, or any other federal agency at the time administering the Exchange Act or the Securities Act, whichever is the relevant statute for the particular purpose.
     “DTC” shall mean The Depository Trust Company.
     “EDGAR System” means the EDGAR filing system of the Commission and the rules and regulations pertaining thereto promulgated by the Commission in Regulation S-T under the Securities Act and the Exchange Act, in each case as the same may be amended or succeeded from time to time (and without regard to format).
     “Effectiveness Target Date” shall have the meaning assigned thereto in Section 2(c).
     “Effective Time,” in the case of (i) an Exchange Registration, shall mean the time and date as of which the Commission declares the Exchange Offer Registration Statement effective or as of which the Exchange Offer Registration Statement otherwise becomes effective; (ii) a Shelf Registration, shall mean the time and date as of which the Commission declares the Shelf Registration Statement effective or as of which the Shelf Registration Statement otherwise becomes effective and (iii) a Market-Making Registration, shall mean the time and date as of which the Commission declares the Market-Making Registration Statement effective or as of which the Market-Making Registration Statement otherwise becomes effective.
     “Electing Holder” shall mean any holder of Entitled Securities that has returned a completed and signed Notice and Questionnaire to the Issuers in accordance with Section 3(d)(ii) or Section 3(d)(iii) and the instructions set forth in the Notice and Questionnaire.
     “Entitled Securities” shall mean the Securities; provided, however, that a Security shall cease to be a Entitled Security upon the earliest to occur of the following: (i) the date on which such note has been exchanged by a Person other than a Broker-Dealer for an Exchange Note in the Exchange Offer; (ii) the date on which such Exchange Note is sold to a purchaser who receives from such Broker-Dealer on or prior to the date of such sale a copy of the prospectus contained in the Exchange Offer Registration Statement, following the exchange by a Broker-Dealer in the Exchange Offer of a note for an Exchange Note; (iii) the date on which, in the circumstances contemplated by Section 2(b), a Shelf Registration Statement registering such Security under the Securities Act has been declared or becomes effective and such Security has been sold or otherwise transferred by the holder thereof pursuant to and in a manner contemplated by such effective Shelf Registration Statement; or (iv) the date on which such Security is actually sold by the holder thereof pursuant to Rule

144 under the Securities Act; provided that a Security will not cease to be an Entitled Security for purposes of the Exchange Offer or any Market-Making Registration by virtue of this clause (iv).
     “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated by the Commission thereunder, as the same may be amended or succeeded from time to time.
     “Exchange Offer” shall have the meaning assigned thereto in Section 2(a).
     “Exchange Offer Registration Statement” shall have the meaning assigned thereto in Section 2(a).
     “Exchange Registration” shall have the meaning assigned thereto in Section 3(c).
     “Exchange Securities” shall have the meaning assigned thereto in Section 2(a).
     “Gaming Authorities” shall have the meaning assigned thereto in the Indenture.
     “Guarantors” shall have the meaning assigned thereto in the Indenture.
     “Guarantees” shall have the meaning assigned thereto in the definition of Securities.
     The term “holder” shall mean the Purchaser and other persons who acquire Securities from time to time (including any successors or assigns), in each case for so long as such person owns any Securities.
     “Indenture” shall mean the indenture, dated as of August 14, 2009, among the Issuers, the Guarantors and BNYM, as trustee, as the same may be amended from time to time.
     “Market Maker” shall mean Goldman, Sachs & Co. and its affiliates (as defined under the rules and regulations of the Commission).
     “Market-Making Conditions” shall have the meaning assigned thereto in Section 2(d).
     “Market-Making Prospectus” shall have the meaning assigned thereto in Section 2(d).
     “Market-Making Registration” shall have the meaning assigned thereto in Section 2(d).
     “Market-Making Registration Statement” shall have the meaning assigned thereto in Section 2(d).
     “Notice and Questionnaire” means a Notice of Registration Statement and Selling Securityholder Questionnaire substantially in the form of Exhibit A hereto.
     The term “person” shall mean a corporation, limited liability company, association, partnership, organization, business, individual, government or political subdivision thereof or governmental agency.
     “Purchase Agreement” shall mean the Purchase Agreement, dated as of August 11, 2009, among the Purchaser, the Issuers and the Guarantors relating to the Securities.
     “Purchaser” shall mean Goldman, Sachs & Co.

     “Registration Default” shall have the meaning assigned thereto in Section 2(c).
     “Registration Default Period” shall have the meaning assigned thereto in Section 2(c).
     “Registration Expenses” shall have the meaning assigned thereto in Section 4.
     “Resale Period” shall have the meaning assigned thereto in Section 2(a).
     “Restricted Holder” shall mean (i) a holder that is an affiliate of either of the Issuers within the meaning of Rule 405, (ii) a holder who acquires Exchange Securities outside the ordinary course of such holder’s business, (iii) a holder who has arrangements or understandings with any person to participate in the Exchange Offer for the purpose of distributing Exchange Securities and (iv) a holder that is a Broker-Dealer, but only with respect to Exchange Securities received by such Broker-Dealer pursuant to an Exchange Offer in exchange for Entitled Securities acquired by the Broker-Dealer directly from the Issuers.
     “Rule 144”, Rule 405”, “Rule 415”, “Rule 424”, “Rule 430B” and “Rule 433” shall mean, in each case, such rule promulgated by the Commission under the Securities Act (or any successor provision), as the same may be amended or succeeded from time to time.
     “Securities” shall mean the $375,000,000 in aggregate principal amount of the Issuers’ 11% Senior Secured Notes due 2014 to be issued and sold to the Purchaser pursuant to the Purchase Agreement, and securities issued in exchange therefor or in lieu thereof pursuant to the Indenture. Each Security is entitled to the benefit of the guarantees provided by the Guarantors in the Indenture (the “Guarantees”) and, unless the context otherwise requires, any reference herein to a “Security,” an “Exchange Security” or a “Entitled Security” shall include a reference to the related Guarantees.
     “Securities Act” shall mean the Securities Act of 1933, as amended, and the rules and regulations promulgated by the Commission thereunder, as the same may be amended or succeeded from time to time.
     “Shelf Registration” shall have the meaning assigned thereto in Section 2(b).
     “Shelf Registration Statement” shall have the meaning assigned thereto in Section 2(b).
     “Special Interest” shall have the meaning assigned thereto in Section 2(c).
     “Suspension Period” shall have the meaning assigned thereto in Section 2(b).
     “Trust Indenture Act” shall mean the Trust Indenture Act of 1939, as amended, and the rules and regulations promulgated by the Commission thereunder, as the same may be amended or succeeded from time to time.
     “Trustee” shall mean BNYM, as trustee under the Indenture, together with any successors thereto in such capacity.
     Unless the context otherwise requires, any reference herein to a “Section” or “clause” refers to a Section or clause, as the case may be, of this Agreement, and the words “herein,” “hereof” and “hereunder” and other words of similar import refer to this Agreement as a whole and not to any particular Section or other subdivision.

     2. Registration Under the Securities Act.
     (a) Except as set forth in Section 2(b) below, the Issuers and the Guarantors agree to file with the Commission, on or prior to 90 days after the Closing Date an exchange offer registration statement on the appropriate form under the Securities Act with respect to an offer to exchange (such registration statement, the “Exchange Offer Registration Statement”, and such offer, the “Exchange Offer”) any and all of the Securities for a like aggregate principal amount of debt securities issued by the Issuers and guaranteed by the Guarantors, which debt securities and Guarantees are substantially identical to the Securities and the related Guarantees, respectively (and are entitled to the benefits of the Indenture), except that they have been registered pursuant to an effective registration statement under the Securities Act and do not contain provisions for Special Interest contemplated in Section 2(c) below (such new debt securities hereinafter called “Exchange Securities”). The Issuers and the Guarantors agree to use all commercially reasonable efforts to have the Exchange Offer Registration Statement declared effective by the Commission on or prior to 180 days after the Closing Date, which may be extended for an additional 90 days if the sole reason for the Exchange Offer Registration Statement not becoming declared effective is the result of the failure of the Issuers to obtain necessary approvals of applicable Gaming Authorities; provided, that during such extension the Issuers shall continue to use their commercially reasonable efforts to obtain such approvals. The Exchange Offer will be registered under the Securities Act on the appropriate form and will comply with all applicable tender offer rules and regulations under the Exchange Act. Unless the Exchange Offer would not be permitted by applicable law or Commission policy, the Issuers and the Guarantors will (i) commence the Exchange Offer promptly; and (ii) use all commercially reasonable efforts to (A) hold the Exchange Offer open for at least 20 Business Days in accordance with Regulation 14E promulgated by the Commission under the Exchange Act and (B) exchange Exchange Securities for all Entitled Securities that have been properly tendered and not withdrawn promptly following the expiration of the Exchange Offer. The Exchange Offer will be deemed to have been “completed” only (i) if the Exchange Securities and related guarantees received by holders other than Restricted Holders in the Exchange Offer for Entitled Securities are, upon receipt, transferable by each such holder without restriction under the Securities Act and the Exchange Act and without material restrictions under the blue sky or securities laws of a substantial majority of the States of the United States of America and (ii) upon the Issuers having exchanged, pursuant to the Exchange Offer, Exchange Securities for all Entitled Securities that have been properly tendered and not withdrawn before the expiration of the Exchange Offer, which shall be on a date that is at least 20 and not more than 30 Business Days following the commencement of the Exchange Offer. The Issuers and the Guarantors agree (x) to include in the Exchange Offer Registration Statement a prospectus for use in any resales by any holder of Exchange Securities that is a Broker-Dealer and (y) to keep such Exchange Offer Registration Statement effective for a period (the “Resale Period”) beginning when Exchange Securities are first issued in the Exchange Offer and ending upon the earlier of the expiration of the 180th day after the Exchange Offer has been completed or such time as such Broker-Dealers no longer own any Entitled Securities. With respect to such Exchange Offer Registration Statement, such holders shall have the benefit of the rights of indemnification and contribution set forth in subsections 6(a), (c), (d) and (e).
     (b) If (i) on or prior to the time the Exchange Offer is completed the Issuers and the Guarantors are not (A) required to file the Exchange Offer Registration Statement or (B) permitted to consummate the Exchange Offer because the Exchange Offer is not permitted by applicable law or Commission policy; or (ii) any holder of Entitled Securities notifies the Issuers prior to the 20th Business Day following consummation of the Exchange Offer that

(A) it is prohibited by law or Commission policy from participating in the Exchange Offer, (B) it may not resell the Exchange Securities acquired by it in the Exchange Offer to the public without delivering a prospectus and the prospectus contained in the Exchange Offer Registration Statement is not appropriate or available for such resales or (C) it is a Broker-Dealer and owns Securities acquired directly from the Issuers or an affiliate of the Issuers, then the Issuers and the Guarantors shall, in lieu of (or, in the case of clause (B), in addition to) conducting the Exchange Offer contemplated by Section 2(a), use all commercially reasonable efforts to file with the Commission on or prior to 30 days after such filing obligation arises (but no earlier than 90 days after the Closing Date), a “shelf” registration statement providing for the registration of, and the sale on a continuous or delayed basis by the holders of, all of the Entitled Securities, pursuant to Rule 415 or any similar rule that may be adopted by the Commission (such filing, the “Shelf Registration” and such registration statement, the “Shelf Registration Statement”) to cover resales of the Entitled Securities by the Electing Holders who satisfy certain conditions relating to the provision of information in connection with the Shelf Registration Statement. If obligated to file the Shelf Registration Statement, the Issuers and the Guarantors will use all commercially reasonable efforts to cause the Shelf Registration Statement be declared effective by the Commission on or prior to 90 days after such Shelf Registration Statement filing obligation arises (but no earlier than 180 days after the Closing Date). The Issuers and the Guarantors agree to use all commercially reasonable efforts to keep such Shelf Registration Statement continuously effective for a period ending on the earlier of the second anniversary of the Effective Time or such time as there are no longer any Entitled Securities outstanding. No holder shall be entitled to be named as a selling securityholder in the Shelf Registration Statement or to use the prospectus forming a part thereof for resales of Entitled Securities unless such holder is an Electing Holder. The Issuers and the Guarantors agree, after the Effective Time of the Shelf Registration Statement and promptly upon the request of any holder of Entitled Securities that is not then an Electing Holder, to use all commercially reasonable efforts to enable such holder to use the prospectus forming a part thereof for resales of Entitled Securities, including, without limitation, any action necessary to identify such holder as a selling securityholder in the Shelf Registration Statement (whether by post-effective amendment thereto or by filing a prospectus pursuant to Rules 430B and 424(b) under the Securities Act identifying such holder), provided, however, that nothing in this sentence shall relieve any such holder of the obligation to return a completed and signed Notice and Questionnaire to the Issuers in accordance with Section 3(d)(iii). Notwithstanding anything to the contrary in this Section 2(b), upon notice to the Electing Holders, the Issuers may suspend the use or the effectiveness of such Shelf Registration Statement, or extend the time period in which it is required to file the Shelf Registration Statement, for up to 30 consecutive days and up to 60 days in the aggregate, in each case in any 12-month period (a “Suspension Period”) if the Board of Directors of the Issuers determines that there is a valid business purpose for suspension of the Shelf Registration Statement; provided that the Issuers shall promptly notify the Electing Holders when the Shelf Registration Statement may once again be used or is effective
     (c) In the event that (i) the Issuers and the Guarantors have not filed the Exchange Offer Registration Statement or the Shelf Registration Statement on or before the date on which such registration statement is required to be filed pursuant to Section 2(a) or Section 2(b), respectively, or (ii) such Exchange Offer Registration Statement or Shelf Registration Statement has not been declared effective by the Commission on or prior to the date specified for such effectiveness (the “Effectiveness Target Date”), or (iii) the Exchange Offer has not been completed within 30 Business Days of the Effectiveness Target Date with respect to the Exchange Offer Registration Statement or (iv) any Exchange Offer Registration Statement or Shelf Registration Statement required by Section 2(a) or Section

2(b) is filed and becomes effective but thereafter ceases to be effective or usable in connection with resales or exchanges of Securities either because it is withdrawn by the Issuers or it becomes subject to an effective stop order issued pursuant to Section 8(d) of the Securities Act suspending the effectiveness of such registration statement (except as specifically permitted herein including, with respect to any Shelf Registration Statement, during any applicable Suspension Period in accordance with the last sentence of Section 2(b)) without being succeeded immediately by an additional registration statement filed and declared effective (each such event referred to in clauses (i) through (iv), a “Registration Default” and each period during which a Registration Default has occurred and is continuing, a “Registration Default Period”), then, as liquidated damages for such Registration Default, the Issuers and the Guarantors will pay special interest (“Special Interest”) to each holder of Entitled Securities until all Registration Defaults have been cured. With respect to the first 90-day period immediately following the occurrence of the first Registration Default, Special Interest will be paid in an amount equal to 0.25% per annum on the principal amount of Entitled Securities outstanding. The amount of Special Interest will increase by an additional 0.25% per annum on the principal amount of Entitled Securities with respect to each subsequent 90-day period until all Registration Defaults have been cured, up to a maximum amount of Special Interest for all Registration Defaults of 1.0% per annum of the principal amount of the Entitled Securities outstanding. All accrued Special Interest will be paid by the Issuers and the Guarantors on the next scheduled interest payment date to DTC or its nominee by wire transfer of immediately available funds. Following the cure of all Registration Defaults, the accrual of Special Interest will cease.
     (d) So long as (w) any of the Securities (whether Entitled Securities, Exchange Securities or otherwise) are outstanding, (x) the Market Maker proposes to make a market in the Securities as part of its business in the ordinary course and (y) in the reasonable opinion of Goldman, Sachs & Co., it would be necessary or appropriate under applicable laws, rules and regulations for the Market Maker to deliver a prospectus in connection with market-making activities with respect to the Securities (clauses (w) through (y) collectively, the “Market-Making Conditions”) and (z) the Market Marker provides notice to the Issuers that the Market Marking Conditions are satisfied, the following provisions of this Section 2(d) shall apply for the sole benefit of the Market Maker (it being understood that only a person for whom the Market-Making Conditions apply at the applicable time shall be entitled to the use of the Market-Making Registration Statement and related provisions of this Agreement at any time). The Issuers and the Guarantors shall use all commercially reasonable efforts to file with the Commission, a “shelf” registration statement (which may be the Exchange Offer Registration Statement or the Shelf Registration Statement if permitted by the rules and regulations of the Commission) pursuant to Rule 415 under the Securities Act or any similar rule that may be adopted by the Commission providing for the registration of, and the sale on a continuous or delayed basis in secondary transactions by the Market Maker of, Securities (such filing, a “Market-Making Registration”, such registration statement as amended or supplemented from time to time, a “Market-Making Registration Statement”, and the prospectus contained in such Market-Making Registration Statement, as amended or supplemented from time to time, a “Market-Making Prospectus”). The Issuers and the Guarantors agree to use all commercially reasonable efforts to cause the Market-Making Registration Statement to become or be declared effective on or prior to (i) the date the Exchange Offer is completed pursuant to Section 2(a) above or (ii) the date the Shelf Registration becomes or is declared effective pursuant to Section 2(b) above, and to keep such Market-Making Registration Statement continuously effective for so long as the Market Maker may be required to deliver a prospectus in connection with transactions in the Securities. In the event that the Market Maker holds Securities at the time an Exchange Offer is to be conducted under Section 2(a) above, the Issuers and the Guarantors agree that the Market-Making Registration shall provide for the resale by the Market Maker of such Securities and shall use its commercially reasonable efforts to keep the Market-Making Registration Statement continuously effective until such time as Goldman, Sachs & Co. determines in its reasonable judgment that the Market Maker is no longer required to deliver a prospectus in connection with the sale of such Securities.
     Notwithstanding anything to the contrary in this Section 2(d), the Issuers may suspend the offering and sale under the Market-Making Registration Statement for a Suspension Period if the Board of Directors of the Issuers determines that (i) such registration would require disclosure of an event at such time as could reasonably be expected to have a material adverse effect on the business operations or prospects of the Issuers, (ii) such registration would require disclosure of material information relating to a corporate development or (iii) such Market-Making Registration Statement or amendment or supplement thereto contains an untrue statement of material fact or omits to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading; provided that the Issuers shall promptly notify the Market Maker when the Market-Making Registration Statement may once again be used or is effective.
     (e) The Issuers shall take, and shall cause the Guarantors to take, all actions necessary or advisable to be taken by them to ensure that the transactions contemplated herein are effected as so contemplated, including all actions necessary or desirable to register the Guarantees under any Exchange Offer Registration Statement, Shelf Registration Statement or Market-Making Registration Statement, as applicable.
     (f) Any reference herein to a registration statement or prospectus as of any time shall be deemed to include any document incorporated, or deemed to be incorporated, therein by reference as of such time; and any reference herein to any post-effective amendment to a registration statement or to any prospectus supplement as of any time shall be deemed to include any document incorporated, or deemed to be incorporated, therein by reference as of such time.
     3. Registration Procedures.
          If the Issuers and the Guarantors file a registration statement pursuant to Section 2(a), Section 2(b) or Section 2(d), the following provisions shall apply:
     (a) At or before the Effective Time of the Exchange Registration or any Shelf Registration or any Market-Making Registration, whichever may occur first, the Issuers shall qualify the Indenture under the Trust Indenture Act.
     (b) In the event that such qualification would require the appointment of a new trustee under the Indenture, the Issuers shall appoint a new trustee thereunder pursuant to the applicable provisions of the Indenture.
     (c) In connection with the Issuers’ and the Guarantors’ obligations with respect to the registration of Exchange Securities as contemplated by Section 2(a) (the “Exchange Registration”), if applicable, the Issuers and the Guarantors shall:
     (i) prepare and file with the Commission, on or prior to 90 days after the Closing Date, an Exchange Offer Registration Statement on any form which may be utilized by the Issuers and the Guarantors and which shall permit the Exchange Offer and resales of Exchange Securities by Broker-Dealers during the Resale Period to be effected as contemplated by Section 2(a), and use all commercially reasonable efforts to cause such Exchange Registration Statement to become effective on or prior to 180 days after the Closing Date, which may be extended for an additional 90 days if the sole reason for the Exchange Offer Registration Statement not becoming effective is the result of the failure of the Issuers to obtain necessary approvals of applicable Gaming Authorities; provided, that during such extension the Issuers shall continue to use their commercially reasonable efforts to obtain such approvals;
     (ii) as soon as practicable prepare and file with the Commission such amendments and supplements to such Exchange Offer Registration Statement and the prospectus included therein as may be necessary to effect and maintain the effectiveness of such Exchange Offer Registration Statement for the periods and purposes contemplated in Section 2(a) and as may be required by the applicable rules and regulations of the Commission and the instructions applicable to the form of such Exchange Offer Registration Statement, and promptly provide each Broker-Dealer holding Exchange Securities with such number of copies of the prospectus included therein (as then amended or supplemented), in conformity in all material respects with the requirements of the Securities Act and the Trust Indenture Act, as such Broker-Dealer reasonably may request prior to the expiration of the Resale Period, for use in connection with resales of Exchange Securities;
     (iii) promptly notify each Broker-Dealer that has requested or received copies of the prospectus included in such Exchange Offer Registration Statement, and confirm such advice in writing, (A) when such Exchange Offer Registration Statement or the prospectus included therein or any prospectus amendment or supplement or post-effective amendment has been filed, and, with respect to such Exchange Offer Registration Statement or any post-effective amendment, when the same has become effective, (B) of any comments by the Commission and by the blue sky or securities commissioner or regulator of any state with respect thereto or any request by the Commission for amendments or supplements to such Exchange Offer Registration Statement or prospectus or for additional information, (C) of the issuance by the Commission of any stop order suspending the effectiveness of such Exchange Offer Registration Statement or the initiation or threatening of any proceedings for that purpose, (D) if at any time the representations and warranties of the Issuers contemplated by Section 5 cease to be true and correct in all material respects, (E) of the receipt by the Issuers of any notification with respect to the suspension of the qualification of the Exchange Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose, (F) the occurrence of any event that causes either of the Issuers to become an “ineligible issuer” as defined in Rule 405, or (G) if at any time during the Resale Period when a prospectus is required to be delivered under the Securities Act, that such Exchange Offer Registration Statement, prospectus, prospectus amendment or supplement or post-effective amendment does not conform in all material respects to the applicable requirements of the Securities Act and the Trust Indenture Act or contains an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading (in the case of any prospectus, in the light of the circumstances under which such statements were made).
     (iv) in the event that the Issuers and the Guarantors would be required, pursuant to Section 3(c)(iii)(G), to notify any Broker-Dealers holding Exchange Securities (except as otherwise permitted during any Suspension Period), promptly prepare and furnish to each such holder a reasonable number of copies of a prospectus supplemented or amended so that, as thereafter delivered to purchasers of such Exchange Securities during the Resale Period, such prospectus shall conform in all material respects to the applicable requirements of the Securities Act and the Trust Indenture Act and shall not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which such statements were made, not misleading.
     (v) use all commercially reasonable efforts to obtain the withdrawal of any order suspending the effectiveness of such Exchange Offer Registration Statement or any post-effective amendment thereto at the earliest practicable date;
     (vi) use all commercially reasonable efforts to (A) register or qualify the Exchange Securities under the securities laws or blue sky laws of such jurisdictions as are contemplated by Section 2(a) on or prior to the commencement of the Exchange Offer, to the extent required by such laws, (B) keep such registrations or qualifications in effect and comply with such laws so as to permit the continuance of offers, sales and dealings therein in such jurisdictions until the expiration of the Resale Period, (C) take any and all other actions as may be reasonably necessary or advisable to enable each Broker-Dealer holding Exchange Securities to consummate the disposition thereof in such jurisdictions and (D) obtain the consent or approval of each governmental agency or authority, whether federal, state or local, which may be required to effect the Exchange Registration, the Exchange Offer and the offering and sale of Exchange Securities by Broker-Dealers during the Resale Period; provided, however, that none of the Issuers nor any Guarantors shall be required for any such purpose to (1) qualify as a foreign corporation in any jurisdiction wherein it would not otherwise be required to qualify but for the requirements of this Section 3(c)(vi), (2) consent to general service of process in any such jurisdiction or become subject to taxation in any such jurisdiction or (3) make any changes to its certificate of incorporation or by-laws or other governing documents or any agreement between it and its stockholders;
     (vii) obtain a CUSIP number for all Exchange Securities, not later than the applicable Effective Time; and
     (viii) comply with all applicable rules and regulations of the Commission, and make generally available to its securityholders no later than 18 months after the Effective Time of such Exchange Offer Registration Statement, an “earning statement” of the Issuers and its subsidiaries complying with Section 11(a) of the Securities Act (including, at the option of the Issuers, Rule 158 thereunder).
     (d) In connection with the Issuers’ and the Guarantors’ obligations with respect to the Shelf Registration, if applicable, the Issuers and the Guarantors shall:
     (i) prepare and file with the Commission, within the time periods specified in Section 2(b), a Shelf Registration Statement on any form which may be utilized by the Issuers and which shall register all of the Entitled Securities for resale by the holders thereof in accordance with such method or methods of disposition as may be specified by the holders of Entitled Securities as, from time to time, may be Electing Holders and use all commercially reasonable efforts to cause such Shelf Registration Statement to become effective within the time periods specified in Section 2(b);

     (ii) mail the Notice and Questionnaire to the holders of Entitled Securities not less than 30 days prior to the anticipated Effective Time of the Shelf Registration Statement and in any such case no holder shall be entitled to be named as a selling securityholder in the Shelf Registration Statement, and no holder shall be entitled to use the prospectus forming a part thereof for resales of Entitled Securities at any time, unless and until such holder has returned a completed and signed Notice and Questionnaire to the Issuers;
     (iii) after the Effective Time of the Shelf Registration Statement, upon the request of any holder of Entitled Securities that is not then an Electing Holder, promptly send a Notice and Questionnaire to such holder; provided that the Issuers shall not be required to take any action to name such holder as a selling securityholder in the Shelf Registration Statement or to enable such holder to use the prospectus forming a part thereof for resales of Entitled Securities until such holder has returned a completed and signed Notice and Questionnaire to the Issuers;
     (iv) as soon as practicable prepare and file with the Commission such amendments and supplements to such Shelf Registration Statement and the prospectus included therein as may be necessary to effect and maintain the effectiveness of such Shelf Registration Statement for the period specified in Section 2(b) and as may be required by the applicable rules and regulations of the Commission and the instructions applicable to the form of such Shelf Registration Statement, and furnish to the Electing Holders copies of any such supplement or amendment simultaneously with or prior to its being used or filed with the Commission to the extent such documents are not publicly available on the Commission’s EDGAR System;
     (v) comply with the provisions of the Securities Act with respect to the disposition of all of the Entitled Securities covered by such Shelf Registration Statement in accordance with the intended methods of disposition by the Electing Holders provided for in such Shelf Registration Statement;
     (vi) provide the Electing Holders and not more than one counsel for all the Electing Holders the opportunity to participate in the preparation of such Shelf Registration Statement, each prospectus included therein or filed with the Commission and each amendment or supplement thereto;
     (vii) for a reasonable period prior to the filing of such Shelf Registration Statement, and throughout the period specified in Section 2(b), make available at reasonable times at the Issuers’ principal place of business or such other reasonable place for inspection by the persons referred to in Section 3(d)(vi) who shall certify to the Issuers that they have a current intention to sell the Entitled Securities pursuant to the Shelf Registration such financial and other information and books and records of the Issuers, and cause the officers, employees, counsel and independent certified public accountants of the Issuers to respond to such inquiries, as shall be reasonably necessary (and in the case of counsel, not violate an attorney-client privilege, in such counsel’s reasonable belief), in the judgment of the respective counsel referred to in Section 3(d)(vi), to conduct a reasonable investigation within the meaning of Section 11 of the Securities Act; provided, however, that the foregoing inspection and information gathering on behalf of the Electing Holders shall be conducted by one counsel designated by the holders of at least a majority in aggregate principal amount of the Entitled Securities held by the Electing Holders at the time outstanding and provided further that each such party shall be required to maintain in confidence and not to disclose to any other person any information or records reasonably designated by the Issuers as being confidential, until such time as (A) such information becomes a matter of public record (whether by virtue of its inclusion in such Shelf Registration Statement or otherwise), or (B) such person shall be required so to disclose such information pursuant to a subpoena or order of any court or other governmental agency or body having jurisdiction over the matter (subject to the requirements of such order, and only after such person shall have given the Issuers prompt prior written notice of such requirement), or (C) such information is required to be set forth in such Shelf Registration Statement or the prospectus included therein or in an amendment to such Shelf Registration Statement or an amendment or supplement to such prospectus in order that such Shelf Registration Statement, prospectus, amendment or supplement, as the case may be, complies with applicable requirements of the Securities Act and does not contain an untrue statement of a material fact or omit to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading (in the case of any prospectus, in the light of the circumstances under which such statements were made).
     (viii) promptly notify each of the Electing Holders and confirm such advice in writing, (A) when such Shelf Registration Statement or the prospectus included therein or any prospectus amendment or supplement or post-effective amendment has been filed, and, with respect to such Shelf Registration Statement or any post-effective amendment, when the same has become effective, (B) of any comments by the Commission and by the blue sky or securities commissioner or regulator of any state with respect thereto or any request by the Commission for amendments or supplements to such Shelf Registration Statement or prospectus or for additional information, (C) of the issuance by the Commission of any stop order suspending the effectiveness of such Shelf Registration Statement or the initiation or threatening of any proceedings for that purpose, (D) if at any time the representations and warranties of the Issuers set forth in Section 5 cease to be true and correct in all material respects, (E) of the receipt by the Issuers of any notification with respect to the suspension of the qualification of the Entitled Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose, (F) the occurrence of any event that causes either of the Issuers to become an “ineligible issuer” as defined in Rule 405, or (G) if at any time when a prospectus is required to be delivered under the Securities Act, that such Shelf Registration Statement, prospectus, prospectus amendment or supplement or post-effective amendment does not conform in all material respects to the applicable requirements of the Securities Act and the Trust Indenture Act or contains an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading (in the case of any prospectus, in the light of the circumstances under which such statements were made).
     (ix) use all commercially reasonable efforts to obtain the withdrawal of any order suspending the effectiveness of such Shelf Registration Statement or any post-effective amendment thereto at the earliest practicable date;
     (x) if requested by any Electing Holder, promptly incorporate in a prospectus supplement or post-effective amendment such information as is required by the applicable rules and regulations of the Commission and as such Electing Holder reasonably specifies should be included therein relating to the terms of the sale of such Entitled Securities, including information with respect to the principal amount of

Entitled Securities being sold by such Electing Holder, the name and description of such Electing Holder, the offering price of such Entitled Securities and any discount, commission or other compensation payable in respect thereof and with respect to any other terms of the offering of the Entitled Securities to be sold by such Electing Holder; and make all required filings of such prospectus supplement or post-effective amendment promptly after notification of the matters to be incorporated in such prospectus supplement or post-effective amendment;
     (xi) furnish to each Electing Holder and the counsel referred to in Section 3(d)(vi) an executed copy (or a conformed copy) of such Shelf Registration Statement, each such amendment and supplement thereto (in each case including all exhibits thereto (in the case of an Electing Holder of Entitled Securities, upon request) and documents incorporated by reference therein) and such number of copies of such Shelf Registration Statement (excluding exhibits thereto and documents incorporated by reference therein unless specifically so requested by such Electing Holder) and of the prospectus included in such Shelf Registration Statement (including each preliminary prospectus and any summary prospectus), in conformity in all material respects with the applicable requirements of the Securities Act and the Trust Indenture Act to the extent such documents are not available through the Commission’s EDGAR System, and such other documents, as such Electing Holder may reasonably request in order to facilitate the offering and disposition of the Entitled Securities owned by such Electing Holder and to permit such Electing Holder to satisfy the prospectus delivery requirements of the Securities Act; and subject to Section 3(e), the Issuers hereby consent to the use of such prospectus (including such preliminary and summary prospectus) and any amendment or supplement thereto by each such Electing Holder (subject to any applicable Suspension Period), in each case in the form most recently provided to such person by the Issuers, in connection with the offering and sale of the Entitled Securities covered by the prospectus (including such preliminary and summary prospectus) or any supplement or amendment thereto;
     (xii) use all commercially reasonable efforts to (A) register or qualify the Entitled Securities to be included in such Shelf Registration Statement under such securities laws or blue sky laws of such jurisdictions as any Electing Holder shall reasonably request, (B) keep such registrations or qualifications in effect and comply with such laws so as to permit the continuance of offers, sales and dealings therein in such jurisdictions during the period the Shelf Registration Statement is required to remain effective under Section 2(b) and for so long as may be necessary to enable any such Electing Holder to complete its distribution of Entitled Securities pursuant to such Shelf Registration Statement, (C) take any and all other actions as may be reasonably necessary or advisable to enable each such Electing Holder to consummate the disposition in such jurisdictions of such Entitled Securities and (D) obtain the consent or approval of each governmental agency or authority, whether federal, state or local, which may be required to effect the Shelf Registration or the offering or sale in connection therewith or to enable the selling holder or holders to offer, or to consummate the disposition of, their Entitled Securities; provided, however, that none the Issuers or the Guarantors shall be required for any such purpose to (1) qualify as a foreign corporation in any jurisdiction wherein it would not otherwise be required to qualify but for the requirements of this Section 3(d)(xii), (2) consent to general service of process in any such jurisdiction or become subject to taxation in any such jurisdiction or (3) make any changes to its certificate of incorporation or by-laws or other governing documents or any agreement between it and its stockholders;
     (xiii) unless any Entitled Securities shall be in book-entry only form, cooperate with the Electing Holders to facilitate the timely preparation and delivery of certificates representing Entitled Securities to be sold, which certificates, if so required by any securities exchange upon which any Entitled Securities are listed, shall be printed, penned, lithographed, engraved or otherwise produced by any combination of such methods, on steel engraved borders, and which certificates shall not bear any restrictive legends;
     (xiv) obtain a CUSIP number for all Securities that have been registered under the Securities Act, not later than the applicable Effective Time;
     (xv) notify in writing each holder of Entitled Securities of any proposal by the Issuers to amend or waive any provision of this Agreement pursuant to Section 9(h) and of any amendment or waiver effected pursuant thereto, each of which notices shall contain the text of the amendment or waiver proposed or effected, as the case may be; and
     (xvi) comply with all applicable rules and regulations of the Commission, and make generally available to its securityholders no later than 18 months after the Effective Time of such Shelf Registration Statement an “earning statement” of the Issuers and its subsidiaries complying with Section 11(a) of the Securities Act (including, at the option of the Issuers, Rule 158 thereunder).
     (e) In the event that the Issuers would be required, pursuant to Section 3(d)(viii)(G), to notify the Electing Holders, the Issuers shall promptly prepare and furnish to each of the Electing Holders a reasonable number of copies of a prospectus supplemented or amended so that, as thereafter delivered to purchasers of Entitled Securities, such prospectus shall conform in all material respects to the applicable requirements of the Securities Act and the Trust Indenture Act and shall not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which such statements were made, not misleading. Each Electing Holder agrees that upon receipt of any notice from the Issuers pursuant to Section 3(d)(viii)(G), such Electing Holder shall forthwith discontinue the disposition of Entitled Securities pursuant to the Shelf Registration Statement applicable to such Entitled Securities until such Electing Holder shall have received copies of such amended or supplemented prospectus, and if so directed by the Issuers, such Electing Holder shall deliver to the Issuers (at the Issuers’ expense) all copies, other than permanent file copies, of the prospectus covering such Entitled Securities in such Electing Holder’s possession at the time of receipt of such notice.
     (f) In the event of a Shelf Registration, in addition to the information required to be provided by each Electing Holder in its Notice and Questionnaire, the Issuers may require such Electing Holder to furnish to the Issuers such additional information regarding such Electing Holder and such Electing Holder’s intended method of distribution of Entitled Securities as may be required in order to comply with the Securities Act. Each such Electing Holder agrees to notify the Issuers as promptly as practicable of any inaccuracy or change in information previously furnished by such Electing Holder to the Issuers or of the occurrence of any event in either case as a result of which any prospectus relating to such Shelf Registration contains or would contain an untrue statement of a material fact regarding such Electing Holder or such Electing Holder’s intended method of disposition of such

Entitled Securities or omits to state any material fact regarding such Electing Holder or such Electing Holder’s intended method of disposition of such Entitled Securities required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing, and promptly to furnish to the Issuers any additional information required to correct and update any previously furnished information or required so that such prospectus shall not contain, with respect to such Electing Holder or the disposition of such Entitled Securities, an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing.
     (g) Until the expiration of one year after the Closing Date, the Issuers will not, and will not permit any of their “affiliates” (as defined in Rule 144) to, resell any of the Securities that have been reacquired by any of them except pursuant to an effective registration statement, or a valid exemption from the registration requirements, under the Securities Act.
     (h) As a condition to its participation in the Exchange Offer, each holder of Entitled Securities shall furnish, upon the request of the Issuers, a written representation to the Issuers (which may be contained in the letter of transmittal or “agent’s message” transmitted via The Depository Trust Company’s Automated Tender Offer Procedures, in either case contemplated by the Exchange Offer Registration Statement) to the effect that (A) it is not an “affiliate” of either of the Issuers, as defined in Rule 405 of the Securities Act, or if it is such an “affiliate”, it will comply with the registration and prospectus delivery requirements of the Securities Act to the extent applicable, (B) it is not engaged in and does not intend to engage in, and has no arrangement or understanding with any person to participate in, a distribution of the Exchange Securities to be issued in the Exchange Offer, (C) it is acquiring the Exchange Securities in its ordinary course of business, (D) if it is a Broker-Dealer that holds Securities that were acquired for its own account as a result of market-making activities or other trading activities (other than Securities acquired directly from either of the Issuers or any of their affiliates), it will deliver a prospectus meeting the requirements of the Securities Act in connection with any resales of the Exchange Securities received by it in the Exchange Offer, (E) if it is a Broker-Dealer, that it did not purchase the Securities to be exchanged in the Exchange Offer from either of the Issuers or any of its affiliates, and (F) it is not acting on behalf of any person who could not truthfully and completely make the representations contained in the foregoing subclauses (A) through (E).
     (i) In connection with the Issuers’ and the Guarantors’ obligations with respect to a Market-Making Registration, if applicable, the Issuers and the Guarantors shall:
     (i) prepare and file with the Commission, within the time periods specified in Section 2(d), a Market-Making Registration Statement on any form which may be utilized by the Issuers and which shall register all of the Securities and the Exchange Securities for resale by the Market Maker in accordance with such method or methods of disposition as may be specified by the Market Maker and use all commercially reasonable efforts to cause such Market-Making Registration Statement to become effective within the time periods specified in Section 2(d);
     (ii) as soon as practicable prepare and file with the Commission such amendments and supplements to such Market-Making Registration Statement and the prospectus included therein as may be necessary to effect and maintain the effectiveness of such Market-Making Registration Statement for the period specified in Section 2(d) and as may be required by the applicable rules and regulations of the Commission and the instructions applicable to the form of such Market-Making Registration Statement, and furnish to the Market Maker copies of any such supplement or amendment simultaneously with or prior to its being used or filed with the Commission to the extent such documents are not publicly available on the Commission’s EDGAR System;
     (iii) comply with the provisions of the Securities Act with respect to the disposition of all of the Securities and Exchange Securities covered by such Market-Making Registration Statement in accordance with the intended methods of disposition by the Market Maker provided for in such Market-Making Registration Statement;
     (iv) provide the Market Maker and its counsel the opportunity to participate in the preparation of such Market-Making Registration Statement, each prospectus included therein or filed with the Commission and each amendment or supplement thereto;
     (v) for a reasonable period prior to the filing of such Market-Making Registration Statement, and throughout the period specified in Section 2(d), make available at reasonable times at the Issuers’ principal place of business or such other reasonable place for inspection by the Market Maker and its counsel such financial and other information and books and records of the Issuers, and cause the officers, employees, counsel and independent certified public accountants of the Issuers to respond to such inquiries, as shall be reasonably necessary (and in the case of counsel, not violate an attorney-client privilege, in such counsel’s reasonable belief), in the judgment of the Market Maker’s counsel, to conduct a reasonable investigation within the meaning of Section 11 of the Securities Act; provided, however, that the Market Maker and its counsel shall be required to maintain in confidence and not to disclose to any other person any information or records reasonably designated by the Issuers as being confidential, until such time as (A) such information becomes a matter of public record (whether by virtue of its inclusion in such Market-Making Registration Statement or otherwise), or (B) such person shall be required so to disclose such information pursuant to a subpoena or order of any court or other governmental agency or body having jurisdiction over the matter (subject to the requirements of such order, and only after such person shall have given the Issuers prompt prior written notice of such requirement), or (C) such information is required to be set forth in such Market-Making Registration Statement or the prospectus included therein or in an amendment to such Market-Making Registration Statement or an amendment or supplement to such prospectus in order that such Market-Making Registration Statement, prospectus, amendment or supplement, as the case may be, complies with applicable requirements of the Securities Act and does not contain an untrue statement of a material fact or omit to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing;
     (vi) promptly notify the Market Maker and confirm such advice in writing, (A) when such Market-Making Registration Statement or the prospectus included therein or any prospectus amendment or supplement or post-effective amendment has been filed, and, with respect to such Market-Making Registration Statement or any post-effective amendment, when the same has become effective, (B) of any comments by the Commission and by the blue sky or securities commissioner or regulator of any state with respect thereto or any request by the Commission for amendments or supplements to such Market-Making Registration Statement or prospectus or for additional information, (C) of the issuance by the Commission of any stop order suspending the effectiveness of such Market-Making Registration

Statement or the initiation or threatening of any proceedings for that purpose, (D) if at any time the representations and warranties of the Issuers set forth in Section 5 cease to be true and correct in all material respects, (E) of the receipt by the Issuers of any notification with respect to the suspension of the qualification of the Securities or the Exchange Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose, (F) the occurrence of any event that causes the Issuers to become an “ineligible issuer” as defined in Rule 405, or (G) if at any time when a prospectus is required to be delivered under the Securities Act, that such Market-Making Registration Statement, prospectus, prospectus amendment or supplement or post-effective amendment does not conform in all material respects to the applicable requirements of the Securities Act and the Trust Indenture Act or contains an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing;
     (vii) use all commercially reasonable efforts to obtain the withdrawal of any order suspending the effectiveness of such Market-Making Registration Statement or any post-effective amendment thereto at the earliest practicable date;
     (viii) if requested by the Market Maker, promptly incorporate in a prospectus supplement or post-effective amendment such information as is required by the applicable rules and regulations of the Commission and as the Market Maker reasonably specifies should be included therein relating to the terms of the sale of such Securities or Exchange Securities by the Market Maker; and make all required filings of such prospectus supplement or post-effective amendment promptly after notification of the matters to be incorporated in such prospectus supplement or post-effective amendment;
     (ix) furnish to the Market Maker and its counsel an executed copy (or a conformed copy) of such Market-Making Registration Statement, each such amendment and supplement thereto (in each case including all exhibits thereto and documents incorporated by reference therein) and such number of copies of such Market-Making Registration Statement (excluding exhibits thereto and documents incorporated by reference therein unless specifically so requested by the Market Maker) and of the prospectus included in such Market Making Registration Statement (including each preliminary prospectus and any summary prospectus), in conformity in all material respects with the applicable requirements of the Securities Act and the Trust Indenture Act to the extent such documents are not available through the Commission’s EDGAR System, and such other documents, as the Market Maker may reasonably request in order to facilitate the offering and disposition of the Securities and the Exchange Securities by the Market Maker and to permit the Market Maker to satisfy the prospectus delivery requirements of the Securities Act; and subject to Section 3(j), the Issuers and the Guarantors hereby consent to the use of such prospectus (including such summary prospectus) and any amendment or supplement thereto by the Market Maker (subject to any applicable suspension period in accordance with Section 3(j)), in each case in the form most recently provided to the Market Maker by the Issuers) in connection with the offering and sale of the Securities and Exchange Securities covered by the prospectus (including such summary prospectus) or any supplement or amendment thereto;
     (x) use all commercially reasonable efforts to (A) register or qualify the Securities and Exchange Securities to be included in such Market-Making Registration Statement under such securities laws or blue sky laws of such jurisdictions as the Market Maker shall reasonably request, (B) keep such registrations or qualifications in effect and comply with such laws so as to permit the continuance of offers, sales and dealings therein in such jurisdictions during the period the Market-Making Registration Statement is required to remain effective under Section 2(d) and for so long as may be necessary to enable any such Electing Holder to complete its distribution of Securities and Exchange Securities pursuant to such Market-Making Registration Statement, (C) take any and all other actions as may be reasonably necessary or advisable to enable the Market Maker to consummate the disposition in such jurisdictions of such Securities and Exchange Securities and (D) obtain the consent or approval of each governmental agency or authority, whether federal, state or local, which may be required to effect the Market-Making Registration or the offering or sale in connection therewith or to enable the Market Maker to offer, or to consummate the disposition of, Securities and Exchange Securities in connection with its market making activities; provided, however, that none of the Issuers nor any Guarantor shall be required for any such purpose to (1) qualify as a foreign corporation in any jurisdiction wherein it would not otherwise be required to qualify but for the requirements of this Section 3(e)(x), (2) consent to general service of process in any such jurisdiction or become subject to taxation in any such jurisdiction or (3) make any changes to its certificate of incorporation or by-laws or other governing documents or any agreement between it and its stockholders;
     (xi) use all commercially reasonable efforts to furnish or cause to be furnished to the Market Maker upon its request at reasonable intervals (subject to the proviso below), when the Market-Making Registration Statement or the Market-Making Prospectus shall be amended or supplemented at any time when the Market-Making Conditions are satisfied: (1) access to the Issuers’ officers and financial and other records; provided, however, that if any information is identified by the Issuers as being confidential or proprietary, each person shall take such actions as are reasonably necessary to protect the confidentiality of such information; (2) written opinions of counsel for the Issuers (which may be the General Counsel of the Issuers in her sole discretion) covering such matters as the Market Maker may reasonably request and that, to such counsel’s knowledge, no stop order suspending the effectiveness of the Market-Making Registration Statement has been issued and no proceeding for that purpose is pending or threatened by the Commission; (3) a customary comfort letter from the independent accountants who have certified the financial statements included in the Market-Making Registration Statement as then amended covering such matters as the Market Maker shall reasonably request and consistent with customary practice; and (4) certificates of officers of the Issuers to the effect that, to the knowledge of such officer: (A) the Market-Making Registration Statement has been declared effective; (B) in the case of an amendment, such amendment has become effective under the Securities Act as of the date and time specified in such certificate, if applicable; (C) if required, such amendment or supplement to the Market-Making Prospectus was filed with the Commission pursuant to the subparagraph of Rule 424(b) under the Securities Act specified in such certificate on the date specified therein; (D) no stop order suspending the effectiveness of the Market-Making Registration Statement has been issued and no proceeding for that purpose is pending or threatened by the Commission; (E) such officers have examined the Market-Making Registration Statement and the Market-Making Prospectus (and, in the case of an amendment or supplement, such amendment or supplement) and as of the date of such document, the Market-Making Registration Statement and the Market-Making Prospectus, as amended or supplemented, as applicable, did not include any untrue statement of a material fact and did not omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and in the case of clauses (2), (3) and (4) above in form and substance reasonably satisfactory to the Market Maker and as modified to relate to the Market-Making Registration Statement and the Market-Making Prospectus as then amended or supplemented; provided, however, that (x) such letters from the independent accountants shall be required only in connection with amendments or supplements relating to the inclusion of audited financial statements, beginning with the audited financial statements for the year ended 2008 and shall be required no more than once in any calendar year and (y) such opinions of counsel and such officers certificates shall be required no more than twice in any calendar year;
     (xii) unless any Securities or Exchange Securities shall be in book-entry only form, cooperate with the Market Maker to facilitate the timely preparation and delivery of certificates representing Securities and Exchange Securities to be sold, which certificates, if so required by any securities exchange upon which any Securities or Exchange Securities are listed, shall be printed, penned, lithographed, engraved or otherwise produced by any combination of such methods, on steel engraved borders, and which certificates shall not bear any restrictive legends; and
     (xiii) comply with all applicable rules and regulations of the Commission, and make generally available to its securityholders no later than 18 months after the Effective Time of such Market-Making Registration Statement an “earning statement” of the Issuers and its subsidiaries complying with Section 11(a) of the Securities Act (including, at the option of the Issuers, Rule 158 thereunder).
     (j) In the event that the Issuers would be required, pursuant to Section 3(i)(vi)(G), to notify the Market Maker, the Issuers shall promptly prepare and furnish to the Market Maker a reasonable number of copies of a Market-Making prospectus supplemented or amended so that, as thereafter delivered to purchasers of Securities or Exchange Securities, such prospectus shall conform in all material respects to the applicable requirements of the Securities Act and the Trust Indenture Act and shall not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing. The Market Maker agrees that upon receipt of any notice from the Issuers pursuant to Section 3(i)(vi)(G), the Market Maker shall forthwith discontinue the disposition of Securities and Exchange Securities pursuant to the Market-Making Registration Statement until the Market Maker shall have received copies of such amended or supplemented Market-Making Prospectus, and if so directed by the Issuers, the Market Maker shall deliver to the Issuers (at the Issuers’ expense) all copies, other than permanent file copies, of the Market-Making Prospectus in the Market-Maker’s possession at the time of receipt of such notice.
     4. Registration Expenses.
               The Issuers agree to bear and to pay or cause to be paid promptly all expenses incident to the Issuers’ and the Guarantors’ performance of or compliance with this Agreement, including (a) all Commission and any FINRA registration, filing and review fees and expenses including reasonable fees and disbursements of counsel for the Eligible Holders and the Market Maker in connection with such registration, filing and review, (b) all fees and expenses in connection with the qualification of the Entitled Securities, the Securities and the Exchange Securities, as applicable, for offering and sale under the state securities and blue sky laws referred to in Section 3(d)(xii) and Section 3(i)(x) and determination of their eligibility for investment under the laws of such jurisdictions as the Electing Holders or the Market Maker may designate, including any reasonable fees and disbursements of counsel for the Electing Holders or the Market Maker in connection with such qualification and determination, (c) all expenses relating to the preparation, printing, production, distribution and reproduction of each registration statement required to be filed hereunder, each prospectus included therein or prepared for distribution pursuant hereto, each amendment or supplement to the foregoing, the expenses of preparing the Securities or Exchange Securities, as applicable, for delivery and the expenses of printing or producing any selling agreements and blue sky or legal investment memoranda and all other documents in connection with the offering, sale or delivery of Securities or Exchange Securities, as applicable, to be disposed of (including certificates representing the Securities or Exchange Securities, as applicable), (d) messenger, telephone and delivery expenses relating to the offering, sale or delivery of Securities or Exchange Securities, as applicable, and the preparation of documents referred in clause (c) above, (e) fees and expenses of the Trustee under the Indenture, any agent of the Trustee and any counsel for the Trustee and of any collateral agent or custodian, including the Collateral Trustee, (f) internal expenses (including all salaries and expenses of the Issuers’ officers and employees performing legal or accounting duties), (g) reasonable fees, disbursements and expenses of counsel and independent certified public accountants of the Issuers, (h) reasonable fees, disbursements and expenses of (x) one counsel and any local counsel for all Electing Holders retained in connection with a Shelf Registration, as selected by the Electing Holders of at least a majority in aggregate principal amount of the Entitled Securities held by Electing Holders (which counsel shall be reasonably satisfactory to the Issuers) and (y) one counsel and any local counsel for the Market Maker retained in connection with a Market-Making Registration, as selected by the Market Maker (which counsel shall be reasonably satisfactory to the Issuers), (i) any fees charged by securities rating services for rating the Entitled Securities, the Securities or the Exchange Securities, as applicable, and (j) reasonable fees, expenses and disbursements of any other persons, including special experts, retained by the Issuers in connection with such registration (collectively, the “Registration Expenses”). To the extent that any Registration Expenses are incurred, assumed or paid by any holder of Entitled Securities, Securities or Exchange Securities (including the Market Maker), as applicable, the Issuers shall reimburse such person for the full amount of the Registration Expenses so incurred, assumed or paid promptly after receipt of a request therefor and supporting documentation. Notwithstanding the foregoing, the holders of the Entitled Securities being registered and the Market Maker shall pay all agency fees and commissions and underwriting discounts and commissions, if any, and transfer taxes, if any, attributable to the sale of such Entitled Securities, Securities and Exchange Securities, as applicable, and reasonable fees and disbursements of any counsel or other advisors or experts retained by such holders (severally or jointly), other than the counsel and experts specifically referred to above.
          5. Representations and Warranties.
               Each of the Issuers and the Guarantors, jointly and severally, represents and warrants to, and agrees with, the Purchaser and each of the holders from time to time of Entitled Securities and the Market Maker that:
     (a) Each registration statement covering Entitled Securities, Securities or Exchange Securities, as applicable, and each prospectus (including any preliminary or summary prospectus) contained therein or furnished pursuant to Section 3(c) or Section 3(d) or Section 3(i) and any further amendments or supplements to any such registration statement or prospectus, when it becomes effective or is filed with the Commission, as the case may be, will conform in all material respects to the requirements of the Securities Act and the Trust Indenture Act and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and at all times subsequent to the Effective Time when a prospectus would be required to be delivered under the Securities Act, other than from (i) such time as a notice has been given to holders of Entitled Securities or to the Market Maker pursuant to Section 3(c)(iii)(G) or Section 3(d)(viii)(G) or Section 3(i)(vi)(G) until (ii) such time as the Issuers furnishes an amended or supplemented prospectus pursuant to Section 3(c)(iv) or Section 3(e) or Section 3(j), each such registration statement, and each prospectus (including any summary prospectus) contained therein or furnished pursuant to Section 3(c) or Section 3(d) or Section 3(i), as then amended or supplemented, will conform in all material respects to the requirements of the Securities Act and the Trust Indenture Act and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading (in the case of any prospectus, in the light of the circumstances under which such statements were made); provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Issuers by a holder of Entitled Securities or the Market Maker expressly for use therein.
     (b) Any documents incorporated by reference in any prospectus referred to in Section 5(a), when they become or became effective or are or were filed with the Commission, as the case may be, will conform or conformed in all material respects to the requirements of the Securities Act or the Exchange Act, as applicable, and none of such documents will contain or contained an untrue statement of a material fact or will omit or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which such statements were made, not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Issuers by a holder of Entitled Securities or the Market Maker expressly for use therein.
     (c) The compliance by the Issuers with all of the provisions of this Agreement and the consummation of the transactions herein contemplated will not (i) conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any of the properties or assets of the Company or any of its subsidiaries is subject, (ii) result in any violation of the provisions of the certificate of incorporation, as amended, or the by-laws or other governing documents, as applicable, of the Issuers or the Guarantors or (iii)  result in any violation of any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company or any of its subsidiaries or any of their respective properties, except in the cases of clause (i) or (iii) above, as would not, individually or in the aggregate, result in any material adverse change, or any development that would reasonably expected to result in a material adverse change, in or affecting the business, properties, financial condition or results of operations of the Issuers and their subsidiaries, taken as a whole. No consent, approval, authorization, order, registration or qualification of or with any such court or governmental agency or body is required for the consummation by the Issuers and the Guarantors of the transactions contemplated by this Agreement, except for (x) the registration under the Securities Act of the Entitled Securities, the Securities and the Exchange Securities, as applicable, and qualification of the Indenture under the Trust Indenture Act, (y) such consents, approvals, authorizations, registrations or qualifications as may be required under state securities or blue sky laws in connection with the offering and distribution of the Entitled Securities, the Securities and the Exchange Securities, as

applicable, and (z) such consents, approvals, authorizations, registrations or qualifications that have been obtained and are in full force and effect as of the date hereof.
     (d) This Agreement has been duly authorized, executed and delivered by the Issuers and by the Guarantors.
     6. Indemnification and Contribution.
     (a) Indemnification by each of the Issuers and each Guarantor. The Issuers and the Guarantors, jointly and severally, will indemnify and hold harmless each of the holders of Entitled Securities included in an Exchange Offer Registration Statement, each of the Electing Holders as holders of Entitled Securities included in a Shelf Registration Statement and the Market Maker as holder of Securities or Exchange Securities included in a Market-Making Registration Statement against any losses, claims, damages or liabilities, joint or several, to which such holder, such Electing Holder or the Market Maker may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Exchange Offer Registration Statement, any Shelf Registration Statement, or any Market-Making Registration Statement, as the case may be, under which such Entitled Securities, Securities or Exchange Securities were registered under the Securities Act, or any preliminary, final or summary prospectus (including, without limitation, any “issuer free writing prospectus” as defined in Rule 433) contained therein or furnished by the Issuers to any such holder, any such Electing Holder or the Market Maker, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse each such holder, each such Electing Holder and the Market Maker for any and all legal or other expenses reasonably incurred by them in connection with investigating or defending any such action or claim as such expenses are incurred; provided, however, that none of the Issuers nor any Guarantor shall be liable to any such person in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in such registration statement, or preliminary, final or summary prospectus (including, without limitation, any “issuer free writing prospectus” as defined in Rule 433), or amendment or supplement thereto, in reliance upon and in conformity with written information furnished to the Issuers by such person expressly for use therein.
     (b) Indemnification by the Electing Holders. The Issuers may require, as a condition to including any Entitled Securities in any Shelf Registration Statement filed pursuant to Section 2(b), that the Issuers shall have received an undertaking reasonably satisfactory to it from each Electing Holder of Entitled Securities included in such Shelf Registration Statement, severally and not jointly, to (i) indemnify and hold harmless the Issuers, the Guarantors and all other Electing Holders of Entitled Securities included in such Shelf Registration Statement, against any losses, claims, damages or liabilities to which the Issuers, the Guarantors or such other Electing Holders may become subject, under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in such registration statement, or any preliminary, final or summary prospectus (including, without limitation, any “issuer free writing prospectus” as defined in Rule 433) contained therein or furnished by the Issuers to any Electing Holder, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Issuers by such Electing Holder expressly for use therein, and (ii) reimburse the Issuers and the Guarantors for any legal or other expenses reasonably incurred by the Issuers and the Guarantors in connection with investigating or defending any such action or claim as such expenses are incurred; provided, however, that no such Electing Holder shall be required to undertake liability to any person under this Section 6(b) for any amounts in excess of the dollar amount of the proceeds to be received by such Electing Holder from the sale of such Electing Holder’s Entitled Securities pursuant to such registration.
     (c) Notices of Claims, Etc. Promptly after receipt by an indemnified party under subsection (a) or (b) above of written notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against an indemnifying party pursuant to the indemnification provisions of or contemplated by this Section 6, notify such indemnifying party in writing of the commencement of such action; but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to any indemnified party otherwise than under the indemnification provisions of or contemplated by Section 6(a) or Section 6(b). In case any such action shall be brought against any indemnified party and it shall notify an indemnifying party of the commencement thereof, such indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and, after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, such indemnifying party shall not be liable to such indemnified party under such subsection for any legal expenses of other counsel or any other expenses, in each case subsequently incurred by such indemnified party, in connection with the defense thereof other than reasonable costs of investigation. No indemnifying party shall, without the prior written consent of the indemnified party, effect the settlement or compromise of, or consent to the entry of any judgment with respect to, any pending or threatened action or claim in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified party is an actual or potential party to such action or claim) unless such settlement, compromise or judgment (i) includes an unconditional release of the indemnified party from all liability arising out of such action or claim and (ii) does not include a statement as to, or an admission of, fault, culpability or a failure to act by or on behalf of any indemnified party.
     (d) Contribution. If for any reason the indemnification provisions contemplated by Section 6(a) or Section 6(b) are unavailable to or insufficient to hold harmless an indemnified party in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative fault of the indemnifying party and the indemnified party in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative fault of such indemnifying party and indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by such indemnifying party or by such indemnified party, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The parties hereto agree that it would not be just and equitable if contributions pursuant to this Section 6(d) were determined by pro rata allocation (even if the holders were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to in this Section 6(d). The amount paid or payable by an indemnified party as a result of the losses, claims, damages, or liabilities (or actions in respect thereof) referred to above shall be deemed to include any legal or other fees or expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 6(d), (i) no Electing Holder shall be required to contribute any amount in excess of the amount by which the dollar amount of the proceeds received by such holder from the sale of any Entitled Securities (after deducting any fees, discounts and commissions applicable thereto) exceeds the amount of any damages which such holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission and (ii) under no circumstances will the Market Maker be required to contribute any amount. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The holders’ obligations in this Section 6(d) to contribute shall be several in proportion to the principal amount of Entitled Securities registered by them and not joint.
     (e) The obligations of the Issuers and the Guarantors under this Section 6 shall be in addition to any liability which the Issuers or the Guarantors may otherwise have and shall extend, upon the same terms and conditions, to each officer, director and partner of each holder, each Electing Holder, the Market Maker, and each person, if any, who controls any of the foregoing within the meaning of the Securities Act; and the obligations of the holders and the Electing Holders contemplated by this Section 6 shall be in addition to any liability which the respective holder or Electing Holder may otherwise have and shall extend, upon the same terms and conditions, to each officer and director of either of Issuers or the Guarantors (including any person who, with his consent, is named in any registration statement as about to become a director of either of the Issuers or any Guarantor) and to each person, if any, who controls either of Issuers within the meaning of the Securities Act, as well as to each officer and director of the other holders and to each person, if any, who controls such other holders within the meaning of the Securities Act.
     7. Underwritten Offerings.
               Each holder of Entitled Securities hereby agrees with the Issuers and each other such holder that no holder of Entitled Securities may participate in any underwritten offering hereunder unless (a) the Issuers give their prior written consent to such underwritten offering, (b) the managing underwriter or underwriters thereof shall be designated by Electing Holders holding at least a majority in aggregate principal amount of the Entitled Securities to be included in such offering, provided that such designated managing underwriter or underwriters is or are reasonably acceptable to the Issuers, (c) each holder of Entitled Securities participating in such underwritten offering agrees to sell such holder’s Entitled Securities on the basis provided in any underwriting arrangements approved by the persons entitled selecting the managing underwriter or underwriters hereunder and (d) each holder of Entitled Securities participating in such underwritten offering completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements.
     8. Rule 144.
     (a) Facilitation of Sales Pursuant to Rule 144. The Issuers covenant to the holders of Entitled Securities that to the extent they shall be required to do so under the Exchange Act,

the Issuers shall timely file the reports required to be filed by it under the Exchange Act or the Securities Act (including the reports under Sections 13 and 15(d) of the Exchange Act referred to in subparagraph (c)(1) of Rule 144), and shall take such further action as any holder of Entitled Securities may reasonably request, all to the extent required from time to time to enable such holder to sell Entitled Securities without registration under the Securities Act within the limitations of the exemption provided by Rule 144. Upon the request of any holder of Entitled Securities in connection with that holder’s sale pursuant to Rule 144, the Issuers shall deliver to such holder a written statement as to whether they have complied with such requirements.
     (b) Availability of Rule 144 Not Excuse for Obligations under Section 2. The fact that holders of Entitled Securities may become eligible to sell such Entitled Securities pursuant to Rule 144 shall not (1) cause such Securities to cease to be Entitled Securities or (2) excuse the Issuers’ and the Guarantors’ obligations set forth in Section 2 of this Agreement, including without limitation the obligations in respect of an Exchange Offer, Shelf Registration, Special Interest and Market-Making Registration.
     9. Miscellaneous.
     (a) No Inconsistent Agreements. The Issuers represent, warrant, covenant and agree that they have not granted, and shall not grant, registration rights with respect to Entitled Securities, Exchange Securities or Securities, as applicable, or any other securities which would be inconsistent with the terms contained in this Agreement.
     (b) Specific Performance. The parties hereto acknowledge that there would be no adequate remedy at law if the Issuers fail to perform any of their obligations hereunder and that the Purchaser and the holders from time to time of the Entitled Securities and the Market Maker may be irreparably harmed by any such failure, and accordingly agree that the Purchasers and such holders and the Market Maker, in addition to any other remedy to which they may be entitled at law or in equity, shall be entitled to compel specific performance of the obligations of the Issuers under this Agreement in accordance with the terms and conditions of this Agreement, in any court of the United States or any State thereof having jurisdiction. Time shall be of the essence in this Agreement.
     (c) Notices. All notices, requests, claims, demands, waivers and other communications hereunder shall be in writing and shall be deemed to have been duly given when delivered by hand, if delivered personally, by facsimile or by courier, or three days after being deposited in the mail (registered or certified mail, postage prepaid, return receipt requested) as follows: If to the Issuers, to them at 2000 Las Vegas Boulevard South, Las Vegas, NV 89104, Attention: General Counsel, with a copy to Sullivan & Cromwell LLP, [          ], New York, NY [          ], Attention: S. Neal McKnight, and if to a holder, to the address of such holder set forth in the security register or other records of the Issuers, or to such other address as the Issuers or any such holder may have furnished to the other in writing in accordance herewith, except that notices of change of address shall be effective only upon receipt and if to the Market Maker, to 85 Broad Street, New York, NY 10004.
     (d) Parties in Interest. All the terms and provisions of this Agreement shall be binding upon, shall inure to the benefit of and shall be enforceable by the parties hereto, the holders from time to time of the Entitled Securities, the Market Maker and the respective successors and assigns of the foregoing. In the event that any transferee of any holder of Entitled Securities shall acquire Entitled Securities, in any manner, whether by gift, bequest, purchase, operation of law or otherwise, such transferee shall, without any further writing or action of any kind, be deemed a beneficiary hereof for all purposes and such Entitled

Securities shall be held subject to all of the terms of this Agreement, and by taking and holding such Entitled Securities such transferee shall be entitled to receive the benefits of, and be conclusively deemed to have agreed to be bound by all of the applicable terms and provisions of this Agreement. If the Issuers shall so request, any such successor, assign or transferee shall agree in writing to acquire and hold the Entitled Securities subject to all of the applicable terms hereof.
     (e) Survival. The respective indemnities, agreements, representations, warranties and each other provision set forth in this Agreement or made pursuant hereto shall remain in full force and effect regardless of any investigation (or statement as to the results thereof) made by or on behalf of any holder of Entitled Securities, the Market Maker, any director, officer or partner of such holder or the Market Maker, or any controlling person of any of the foregoing, and shall survive delivery of and payment for the Entitled Securities pursuant to the Purchase Agreement, the transfer and registration of Entitled Securities by such holder and the consummation of an Exchange Offer and the transfer and registration of Securities and Exchange Securities by the Market Maker.
     (f) Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York.
     (g) Headings. The descriptive headings of the several Sections and paragraphs of this Agreement are inserted for convenience only, do not constitute a part of this Agreement and shall not affect in any way the meaning or interpretation of this Agreement.
     (h) Entire Agreement; Amendments. This Agreement and the other writings referred to herein (including the Indenture and the form of Securities) or delivered pursuant hereto which form a part hereof contain the entire understanding of the parties with respect to its subject matter. This Agreement supersedes all prior agreements and understandings between the parties with respect to its subject matter. This Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively) only by a written instrument duly executed by the Issuers and the holders of at least a majority in aggregate principal amount of the Entitled Securities at the time outstanding and the Market Maker; provided that any such amendment or waiver affecting solely the provisions of this Agreement relating to a Market-Making Registration may be effected by a written instrument duly executed solely by the Issuers and the Market Maker. Each holder of any Entitled Securities at the time or thereafter outstanding shall be bound by any amendment or waiver effected pursuant to this Section 9(h), whether or not any notice, writing or marking indicating such amendment or waiver appears on such Entitled Securities or is delivered to such holder.
     (i) Inspection. For so long as this Agreement shall be in effect, this Agreement and a complete list of the names and addresses of all the record holders of Entitled Securities shall be made available for inspection and copying on any Business Day by any holder of Entitled Securities and the Market Maker for proper purposes only (which shall include any purpose related to the rights of the holders of Entitled Securities under the Securities, the Indenture and this Agreement) at the offices of the Issuers at the address thereof set forth in Section 9(c) and at the office of the Trustee under the Indenture.
     (j) Counterparts. This Agreement may be executed by the parties in counterparts, each of which shall be deemed to be an original, but all such respective counterparts shall together constitute one and the same instrument.

     (k) Severability. If any provision of this Agreement, or the application thereof in any circumstance, is held to be invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of such provision in every other respect and of the remaining provisions contained in this Agreement shall not be affected or impaired thereby.
[Rest of Page Intentionally Left Blank]

          If the foregoing is in accordance with your understanding, please sign and return to us one for the each of the Issuers, each of the Guarantors and the Purchaser plus one for each counsel counterparts hereof, and upon the acceptance hereof by you, this letter and such acceptance hereof shall constitute a binding agreement between the Purchaser, the Guarantors and the Issuers.
               Very truly yours,

AMERICAN CASINO & ENTERTAINMENT PROPERTIES LLC, a Delaware limited liability company		ACEP FINANCE CORP., a Delaware corporation

By:	/S/ Oleg Yablonovskiy	By:	/S/ Oleg Yablonovskiy

	Name: Oleg Yablonovskiy		Name: Oleg Yablonovskiy
	Title: Authorized Signatory		Title: Authorized Signatory

STRATOSPHERE LLC, a Delaware limited liability company		STRATOSPHERE GAMING LLC, a Nevada limited liability company

By:	/S/ Oleg Yablonovskiy	By:	/S/ Oleg Yablonovskiy

	Name: Oleg Yablonovskiy		Name: Oleg Yablonovskiy
	Title: Authorized Signatory		Title: Authorized Signatory

STRATOSPHERE LAND LLC, a Delaware limited liability company		AQUARIUS GAMING LLC, a Nevada limited liability company

By:	/S/ Oleg Yablonovskiy	By:	/S/ Oleg Yablonovskiy

	Name: Oleg Yablonovskiy		Name: Oleg Yablonovskiy
	Title: Authorized Signatory		Title: Authorized Signatory

CHARLIE’S HOLDING LLC, a Delaware limited liability company		ARIZONA CHARLIE’S, LLC, a Nevada limited liability company

By:	/S/ Oleg Yablonovskiy	By:	/S/ Oleg Yablonovskiy

	Name: Oleg Yablonovskiy		Name: Oleg Yablonovskiy
	Title: Authorized Signatory		Title: Authorized Signatory

FRESCA, LLC, a Nevada limited liability company		STRATOSPHERE DEVELOPMENT, LLC, a Delaware limited liability company

By:	/S/ Oleg Yablonovskiy	By:	/S/ Oleg Yablonovskiy

	Name: Oleg Yablonovskiy		Name: Oleg Yablonovskiy
	Title: Authorized Signatory		Title: Authorized Signatory

STRATOSPHERE LEASING, LLC, a Delaware limited liability company		STRATOSPHERE ADVERTISING AGENCY LLC, a Delaware limited liability company

By:	/S/ Oleg Yablonovskiy	By:	/S/ Oleg Yablonovskiy

	Name: Oleg Yablonovskiy		Name: Oleg Yablonovskiy
	Title: Authorized Signatory		Title: Authorized Signatory

W2007 ACEP FIRST MEZZANINE A GEN-PAR, L.L.C., a Delaware limited liability company		W2007 ACEP FIRST MEZZANINE A BORROWER, L.P., a Delaware limited partnership

By:	/S/ Oleg Yablonovskiy Name: Oleg Yablonovskiy	By:	W2007 ACEP First Mezzanine A Gen-Par, L.L.C., a Delaware limited liability company, its general partner
Title: Authorized Signatory

By: /S/ Oleg Yablonovskiy

Name: Oleg Yablonovskiy
Title: Authorized Signatory

W2007 ACEP FIRST MEZZANINE B GEN-PAR, L.L.C., a Delaware limited liability company		W2007 ACEP FIRST MEZZANINE B BORROWER, L.P., a Delaware limited partnership

By:	/S/ Oleg Yablonovskiy Name: Oleg Yablonovskiy	By:	W2007 ACEP First Mezzanine B Gen-Par, L.L.C., a Delaware limited liability company, its general partner
Title: Authorized Signatory

By: /S/ Oleg Yablonovskiy

Name: Oleg Yablonovskiy
Title: Authorized Signatory

W2007 STRATOSPHERE GEN-PAR, L.L.C., a Delaware limited liability company		W2007 STRATOSPHERE PROPCO, L.P., a Delaware limited partnership

By:	/S/ Oleg Yablonovskiy Name: Oleg Yablonovskiy	By:	W2007 Stratosphere Gen-Par, L.L.C., a Delaware limited liability company, its general partner
Title: Authorized Signatory

By: /S/ Oleg Yablonovskiy

Name: Oleg Yablonovskiy
Title: Authorized Signatory

W2007 STRATOSPHERE LAND GEN-PAR, L.L.C., a Delaware limited liability company		W2007 STRATOSPHERE LAND PROPCO, L.P., a Delaware limited partnership

By:	/S/ Oleg Yablonovskiy Name: Oleg Yablonovskiy	By:	W2007 Stratosphere Land Gen-Par, L.L.C., a Delaware limited liability company, its general partner
Title: Authorized Signatory

By: /S/ Oleg Yablonovskiy

Name: Oleg Yablonovskiy
Title: Authorized Signatory

W2007 AQUARIUS GEN-PAR, L.L.C., a Delaware limited liability company		W2007 AQUARIUS PROPCO, L.P., a Delaware limited partnership

By:	/S/ Oleg Yablonovskiy Name: Oleg Yablonovskiy	By:	W2007 Aquarius Gen-Par, L.L.C., a Delaware limited liability company, its general partner
Title: Authorized Signatory

By: /S/ Oleg Yablonovskiy

Name: Oleg Yablonovskiy
Title: Authorized Signatory

W2007 ARIZONA CHARLIE’S GEN-PAR, L.L.C., a Delaware limited liability company		W2007 ARIZONA CHARLIE’S PROPCO, L.P., a Delaware limited partnership

By:	/S/ Oleg Yablonovskiy Name: Oleg Yablonovskiy	By:	W2007 Arizona Charlie’s Gen-Par, L.L.C., a Delaware limited liability company, its general partner
Title: Authorized Signatory
By: /S/ Oleg Yablonovskiy

Name: Oleg Yablonovskiy
Title: Authorized Signatory

W2007 FRESCA GEN-PAR, L.L.C., a Delaware limited liability company		W2007 FRESCA PROPCO, L.P., a Delaware limited partnership

By:	/S/ Oleg Yablonovskiy Name: Oleg Yablonovskiy	By:	W2007 Fresca Gen-Par, L.L.C., a Delaware limited liability company, its general partner
Title: Authorized Signatory

By: /S/ Oleg Yablonovskiy

Name: Oleg Yablonovskiy
Title: Authorized Signatory

Accepted as of the date hereof:
Goldman, Sachs & Co.

By:	/S/ Goldman, Sachs & Co. (Goldman, Sachs & Co.)

Exhibit A
American Casino & Entertainment Properties LLC
ACEP Finance Corp.
INSTRUCTION TO DTC PARTICIPANTS
(Date of Mailing)
URGENT — IMMEDIATE ATTENTION REQUESTED
DEADLINE FOR RESPONSE: [DATE] *
The Depository Trust Company (“DTC”) has identified you as a DTC Participant through which beneficial interests in the American Casino & Entertainment Properties LLC (“ACEP”) and ACEP Finance Corp. (together with ACEP, the “Issuers”) 11% Senior Secured Notes due 2014 (the “Securities”) are held.
The Issuers are in the process of registering the Securities under the Securities Act of 1933, as amended, for resale by the beneficial owners thereof. In order to have their Securities included in the registration statement, beneficial owners must complete and return the enclosed Notice of Registration Statement and Selling Securityholder Questionnaire (the “Notice and Questionnaire”).
It is important that beneficial owners of the Securities receive a copy of the enclosed materials as soon as possible as their rights to have the Securities included in the registration statement depend upon their returning the Notice and Questionnaire by [Deadline For Response]. Please forward a copy of the enclosed documents to each beneficial owner that holds interests in the Securities through you. If you require more copies of the enclosed materials or have any questions pertaining to this matter, please contact the Issuers at: Attn: General Counsel, 2000 Las Vegas Boulevard South, Las Vegas, NV 89104, (702) 380-7777.

*	Not less than 28 calendar days from date of mailing.

American Casino & Entertainment Properties LLC
ACEP Finance Corp.
Notice of Registration Statement
and
Selling Securityholder Questionnaire
(Date)
Reference is hereby made to the Exchange and Registration Rights Agreement (the “Exchange and Registration Rights Agreement”) among American Casino & Entertainment Properties LLC (“ACEP”) and ACEP Finance Corp. (together with ACEP, the “Issuers”) and the Purchaser named therein. Pursuant to the Exchange and Registration Rights Agreement, the Issuers have filed or will file with the United States Securities and Exchange Commission (the “Commission”) a registration statement on Form [___] (the “Shelf Registration Statement”) for the registration and resale under Rule 415 of the Securities Act of 1933, as amended (the “Securities Act”), of the Issuers’ 11% Senior Secured Notes due 2014 (the “Securities”). A copy of the Exchange and Registration Rights Agreement has been filed as an exhibit to the Shelf Registration Statement and can be obtained from the Commission’s website at www.sec.gov. All capitalized terms not otherwise defined herein shall have the meanings ascribed thereto in the Exchange and Registration Rights Agreement.
Each beneficial owner of Entitled Securities (as defined below) is entitled to have the Entitled Securities beneficially owned by it included in the Shelf Registration Statement. In order to have Entitled Securities included in the Shelf Registration Statement, this Notice of Registration Statement and Selling Securityholder Questionnaire (“Notice and Questionnaire”) must be completed, executed and delivered to the Issuers’ counsel at the address set forth herein for receipt ON OR BEFORE [Deadline for Response]. Beneficial owners of Entitled Securities who do not properly complete, execute and return this Notice and Questionnaire by such date (i) will not be named as selling securityholders in the Shelf Registration Statement and (ii) may not use the Prospectus forming a part thereof for resales of Entitled Securities.
Certain legal consequences arise from being named as a selling securityholder in the Shelf Registration Statement and related Prospectus. Accordingly, holders and beneficial owners of Entitled Securities are advised to consult their own securities law counsel regarding the consequences of being named or not being named as a selling securityholder in the Shelf Registration Statement and related Prospectus.
The term “Entitled Securities” is defined in the Exchange and Registration Rights Agreement.

ELECTION
The undersigned holder (the “Selling Securityholder”) of Entitled Securities hereby elects to include in the Shelf Registration Statement the Entitled Securities beneficially owned by it and listed below in Item (3). The undersigned, by signing and returning this Notice and Questionnaire, agrees to be bound with respect to such Entitled Securities by the terms and conditions of this Notice and Questionnaire and the Exchange and Registration Rights Agreement, including, without limitation, Section 6 of the Exchange and Registration Rights Agreement, as if the undersigned Selling Securityholder were an original party thereto.
Pursuant to the Exchange and Registration Rights Agreement, the undersigned has agreed to indemnify and hold harmless the Issuers, their officers who sign any Shelf Registration Statement, and each person, if any, who controls either of the Issuers within the meaning of either Section 15 of the Securities Act or Section 20 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), against certain loses arising out of an untrue statement, or the alleged untrue statement, of a material fact in the Shelf Registration Statement or the related prospectus or the omission, or alleged omission, to state a material fact required to be stated in such Shelf Registration Statement or the related prospectus, but only to the extent such untrue statement or omission, or alleged untrue statement or omission, was made in reliance on and in conformity with the information provided in this Notice and Questionnaire.
Upon any sale of Entitled Securities pursuant to the Shelf Registration Statement, the Selling Securityholder will be required to deliver to the Issuers and Trustee the Notice of Transfer set forth in Appendix A to the Prospectus and as Exhibit B to the Exchange and Registration Rights Agreement.
The Selling Securityholder hereby provides the following information to the Issuers and represents and warrants that such information is accurate and complete:

QUESTIONNAIRE
(1)	(a)	Full legal name of Selling Securityholder:

	(b)	Full legal name of registered Holder (if not the same as in (a) above) of Entitled Securities listed in Item (3) below:

	(c)	Full legal name of DTC Participant (if applicable and if not the same as (b) above) through which Entitled Securities listed in Item (3) below are held:

(2)	Address for notices to Selling Securityholder:

Telephone:
Fax:
Contact Person:
E-mail for Contact Person:
(3)	Beneficial Ownership of Securities:
Except as set forth below in this Item (3), the undersigned does not beneficially own any Securities.

(a)	Principal amount of Entitled Securities beneficially owned:

CUSIP No(s). of such Entitled Securities:

(b)	Principal amount of Securities other than Entitled Securities beneficially owned:

CUSIP No(s). of such other Securities:

(c)	Principal amount of Entitled Securities that the undersigned wishes to be included in the Shelf Registration Statement:

CUSIP No(s). of such Entitled Securities to be included in the Shelf Registration Statement:
(4)	Beneficial Ownership of Other Securities of the Issuers:
Except as set forth below in this Item (4), the undersigned Selling Securityholder is not the beneficial or registered owner of any other securities of the Issuers, other than the Securities listed above in Item (3).

State any exceptions here:

(5)	Individuals who exercise dispositive powers with respect to the Securities:
If the Selling Securityholder is not an entity that is required to file reports with the Commission pursuant to Section 13 or 15(d) of the Exchange Act (a “Reporting Company”), then the Selling Securityholder must disclose the name of the natural person(s) who exercise sole or shared dispositive powers with respect to the Securities. Selling Securityholders should disclose the beneficial holders, not nominee holders or other such others of record. In addition, the Commission has provided guidance that Rule 13d-3 of the Securities Exchange Act of 1934 should be used by analogy when determining the person or persons sharing voting and/or dispositive powers with respect to the Securities.

(a)	Is the holder a Reporting Issuers?

Yes No

If “No”, please answer Item (5)(b).

(b)	List below the individual or individuals who exercise dispositive powers with respect to the Securities:

Please note that the names of the persons listed in (b) above will be included in the Shelf Registration Statement and related Prospectus.
(6)	Relationships with the Issuers:
Except as set forth below, neither the Selling Securityholder nor any of its affiliates, officers, directors or principal equity holders (5% or more) has held any position or office or has had any other material relationship with either of the Issuers (or its predecessors or affiliates) during the past three years.

State any exceptions here:

(7)	Plan of Distribution:
Except as set forth below, the undersigned Selling Securityholder intends to distribute the Entitled Securities listed above in Item (3) only as follows (if at all): Such Entitled Securities may be sold from time to time directly by the undersigned Selling Securityholder. Such Entitled Securities may be sold in one or more transactions at fixed prices, at prevailing market prices at the time of sale, at varying prices determined at the time of sale, or at negotiated prices. Such sales may be effected in transactions (which may involve crosses or block transactions) (i) on any national securities exchange or quotation service on which the Registered Securities may be listed or quoted at the time of sale, (ii) in the over-the-counter market, (iii) in transactions otherwise than on such exchanges or services or in the over-the-counter market, or (iv) through the writing of options. In connection with sales of the Entitled

Securities or otherwise, the Selling Securityholder may enter into hedging transactions with Broker-Dealers, which may in turn engage in short sales of the Entitled Securities in the course of hedging the positions they assume. The Selling Securityholder may also sell Entitled Securities short and deliver Entitled Securities to close out such short positions, or loan or pledge Entitled Securities to Broker-Dealers that in turn may sell such securities.

State any exceptions here:

Note: In no event may such method(s) of distribution take the form of an underwritten offering of Entitled Securities without the prior written agreement of the Issuers.
(8)	Broker-Dealers:
The Commission requires that all Selling Securityholders that are registered Broker-Dealers or affiliates of registered Broker-Dealers be so identified in the Shelf Registration Statement. In addition, the Commission requires that all Selling Securityholders that are registered Broker-Dealers be named as underwriters in the Shelf Registration Statement and related Prospectus, even if they did not receive the Entitled Securities as compensation for underwriting activities.

(a)	State whether the undersigned Selling Securityholder is a registered Broker-Dealer:

Yes No

(b)	If the answer to (a) is “Yes”, you must answer (i) and (ii) below, and (iii) below if applicable. Your answers to (i) and (ii) below, and (iii) below if applicable, will be included in the Shelf Registration Statement and related Prospectus.
(i)	Were the Securities acquired as compensation for underwriting activities?
Yes No

If you answered “Yes”, please provide a brief description of the transaction(s) in which the Securities were acquired as compensation:

(ii)	Were the Securities acquired for investment purposes?
Yes No
(iii)	If you answered “No” to both (i) and (ii), please explain the Selling Securityholder’s reason for acquiring the Securities:

(c)	State whether the undersigned Selling Securityholder is an affiliate of a registered Broker-Dealer and, if so, list the name(s) of the Broker-Dealer affiliate(s):

Yes No

(d)	If you answered “Yes” to question (c) above:
(i)	Did the undersigned Selling Securityholder purchase Entitled Securities in the ordinary course of business?
Yes No

If the answer is “No” to question (d)(i), provide a brief explanation of the circumstances in which the Selling Securityholder acquired the Entitled Securities:

(ii)	At the time of the purchase of the Entitled Securities, did the undersigned Selling Securityholder have any agreements, understandings or arrangements, directly or indirectly, with any person to dispose of or distribute the Entitled Securities?
Yes No

If the answer is “Yes” to question (d)(ii), provide a brief explanation of such agreements, understandings or arrangements:

If the answer is “No” to Item (8)(d)(i) or “Yes” to Item (8)(d)(ii), you will be named as an underwriter in the Shelf Registration Statement and the related Prospectus.
(9)	Hedging and short sales:
(a)	State whether the undersigned Selling Securityholder has or will enter into “hedging transactions” with respect to the Entitled Securities:
Yes No

If “Yes”, provide below a complete description of the hedging transactions into which the undersigned Selling Securityholder has entered or will enter and the purpose of such hedging transactions, including the extent to which such hedging transactions remain in place:

(b)	Set forth below is Interpretation A.65 of the Commission’s July 1997 Manual of Publicly Available Interpretations regarding short selling:

“An issuer filed a Form S-3 registration statement for a secondary offering of common stock which is not yet effective. One of the selling shareholders wanted to do a short sale of common stock “against the box” and cover the short sale with registered shares after the effective date. The issuer was advised that the short sale could not be made before the registration statement becomes effective, because the shares underlying the short sale are deemed to be sold at the time such sale is made. There would, therefore, be a violation of Section 5 if the shares were effectively sold prior to the effective date.”

By returning this Notice and Questionnaire, the undersigned Selling Securityholder will be deemed to be aware of the foregoing interpretation.
* * * * *
By signing below, the Selling Securityholder acknowledges that it understands its obligation to comply, and agrees that it will comply, with the provisions of the Exchange Act, particularly Regulation M (or any successor rule or regulation).
The Selling Securityholder hereby acknowledges its obligations under the Exchange and Registration Rights Agreement to indemnify and hold harmless the Issuers and certain other persons as set forth in the Exchange and Registration Rights Agreement.
In the event that the Selling Securityholder transfers all or any portion of the Entitled Securities listed in Item (3) above after the date on which such information is provided to the Issuers, the Selling Securityholder agrees to notify the transferee(s) at the time of the transfer of its rights and obligations under this Notice and Questionnaire and the Exchange and Registration Rights Agreement.
By signing below, the Selling Securityholder consents to the disclosure of the information contained herein in its answers to Items (1) through (9) above and the inclusion of such information in the Shelf Registration Statement and related Prospectus. The Selling Securityholder understands that such information will be relied upon by the Issuers in connection with the preparation of the Shelf Registration Statement and related Prospectus.
In accordance with the Selling Securityholder’s obligation under Section 3(d) of the Exchange and Registration Rights Agreement to provide such information as may be required by law for inclusion in the Shelf Registration Statement, the Selling Securityholder agrees to promptly notify the Issuers of any inaccuracies or changes in the information provided herein which may occur subsequent to the date hereof at any time while the Shelf Registration Statement remains in effect and to provide such additional information that the Issuers may reasonably request regarding such Selling Securityholder and the intended method of distribution of Entitled Securities in order to comply with the Securities Act. Except as otherwise provided in the Exchange and Registration Rights Agreement, all notices hereunder and pursuant to the

Exchange and Registration Rights Agreement shall be made in writing, by hand-delivery, first-class mail, or air courier guaranteeing overnight delivery as follows:

(i) To the Issuers:
American Casino & Entertainment Properties LLC
2000 Las Vegas Boulevard South
Las Vegas, NV 89104

Facsimile: (702) 383-5340
Attention: Phyllis A. Gilland

(ii) With a copy to:

Sullivan & Cromwell LLP
125 Broad Street
New York, NY 10004

Facsimile: (212) 291-9097
Attention: S. Neal McKnight
Once this Notice and Questionnaire is executed by the Selling Securityholder and received by the Issuers’ counsel, the terms of this Notice and Questionnaire, and the representations and warranties contained herein, shall be binding on, shall inure to the benefit of and shall be enforceable by the respective successors, heirs, personal representatives, and assigns of the Issuers and the Selling Securityholder (with respect to the Entitled Securities beneficially owned by such Selling Securityholder and listed in Item (3) above). This Notice and Questionnaire shall be governed in all respects by the laws of the State of New York.

IN WITNESS WHEREOF, the undersigned, by authority duly given, has caused this Notice and Questionnaire to be executed and delivered either in person or by its duly authorized agent.
     Dated:

Selling Securityholder
(Print/type full legal name of beneficial owner of Entitled Securities)

By:

Name:
Title:
PLEASE RETURN THE COMPLETED AND EXECUTED NOTICE AND QUESTIONNAIRE FOR RECEIPT ON OR BEFORE [DEADLINE FOR RESPONSE] TO THE ISSUERS’ COUNSEL AT:
Sullivan & Cromwell LLP
125 Broad Street
New York, NY 10004
Facsimile: (212) 297-9097
Attention: S. Neal McKnight

Exhibit B
NOTICE OF TRANSFER PURSUANT TO REGISTRATION STATEMENT
The Bank of New York Mellon
American Casino & Entertainment Properties LLC
ACEP Finance Corp.
c/o The Bank of New York Mellon
Global Structured Finance
101 Barclay Street, 4E
New York, NY 10286
Attention: Trust Officer
     Re: American Casino & Entertainment Properties LLC (“ACEP”) and ACEP Finance Corp. (together with ACEP, the “Issuers”) 11% Senior Secured Notes due 2014 (the “Securities”)
Dear Sirs:
Please be advised that                                          has transferred $                                          aggregate principal amount of the above-referenced Securities pursuant to an effective Registration Statement on Form [          ] (File No. 333-          ) filed by the Issuers.
We hereby certify that the prospectus delivery requirements, if any, of the Securities Act of 1933, as amended, have been satisfied and that the above-named beneficial owner of the Securities is named as a “Selling Holder” in the Prospectus dated [date] or in supplements thereto, and that the aggregate principal amount of the Securities transferred are the Securities listed in such Prospectus opposite such owner’s name.
Dated:

Very truly yours,

(Name)

By:
(Authorized Signature)

B-1